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Exhibit 23.1

INDEPENDENT AUDITORS' CONSENT

        Reference is made to the "Experts" section in the prospectus that is included in this Registration Statement for a discussion of the consent to be obtained.

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INDEPENDENT AUDITORS' CONSENT